EXHIBIT 99.1

Slide 1

[Exelon logo]

Exelon Corporation
Positioned for Success

John W. Rowe
Chairman, President and CEO

Morgan Stanley Global Electricity & Energy Conference, New York City March 13, 2003


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Slide 2

[Exelon logo]

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those factors discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Business Outlook and the Challenges in Managing Our Business" in Exelon's 2002 Annual Report included in current report on Form 8-K filed on 2/21/03, those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company's Registration Statement on Form S-4, Reg. No. 333-85496, those discussed in "Risk Factors" in PECO Energy Company's Registration Statement on Form S-3, Reg. No. 333-99361, and those discussed in "Risk Factors" in Commonwealth Edison Company's Registration Statement on Form S-3, Reg. No. 333-99363. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.


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Slide 3

[Exelon logo]

What Is Exelon?

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                                                    2002
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                                                             U.S. Electric
                                         Exelon               Companies
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Retail Electric Customers             5.1 million                1st
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Nuclear Capacity                       15.8K MWs*                1st
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U.S. Capacity Resources                42.7K MWs**           Among largest
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Revenues                             $15.0 billion               2nd
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Net Income                            $1.4 billion               1st
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Market Cap (as of 3/6/03)            $16.0 billion               3rd
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*Includes AmerGen investment.
**Includes AmerGen and Sithe investments.
Note:  Data based on results reported through 3/6/03.


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Slide 4

[Exelon logo]

Just Being Big Is Not Enough

     o    Integrated delivery and generation operations
     o    World-class nuclear operations
     o    Constructive regulatory relationships
     o    Critical mass


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Slide 5

[Exelon logo]

Accomplishments - Creating Real Value

Since Exelon was created in 2000

     o Provided average annual growth of 12% in operating EPS and 4.3% in dividends

     o Retired $1.2 billion of transition debt and refinanced $2.8 billion of debt, resulting in total interest expense reduction of about $120 million

     o    Achieved 93.5% average annual nuclear capacity factor

     o Improved energy delivery reliability by 26% in Outage Duration and 18% in Outage Frequency

     o    Ongoing regulatory progress in Illinois and Pennsylvania


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Slide 6

[Exelon logo]

Key Strengths
o Low cost generation portfolio
o Large stable customer base
o No material trading or international exposure
o Strong balance sheet / credit profile
o Earnings and dividend growth


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Slide 7

[Exelon logo]

Opportunities and Challenges for 2003
o Enterprises (rationalize investment)
o Exelon New England plants (operate, integrate and optimize)
o Sithe Energies investment (buy, sell, restructure)
o Variable gas and wholesale market prices
o The Exelon Way
o Far-reaching Illinois regulatory agreement



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Slide 8

[Exelon logo]

Power Team Strategy in Variable Markets
o Optimize value of generation supply portfolio
o Reduce earnings risk and volatility
o Prepared to capture benefit of long-term price recovery



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Slide 9

[Exelon logo]

Far-reaching Illinois Regulatory Agreement

If approved would:

     1.   Constructively conclude ComEd Residential Delivery Services rate case
     2.   Modify calculation of CTC revenue for shopping customers
     3. Facilitate extension of full-requirements PPA between ComEd and Generation through 2006
     4. Facilitate continued collection of decommissioning charge revenue through 2006
     5.   Support Provider of Last Resort (POLR) provisions
     6.   Provide funding for energy-related programs in Illinois


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Slide 10

Positioned for Success
- Well positioned for growth in depressed energy market
     o    Strong balance sheet
     o    No credit / liquidity issues
     o    Declining cost basis in generation
     o The Exelon Way initiative expected to reduce costs and enhance free cash flow

- Well positioned for upside when markets recover
     o    Low cost generation fleet
     o    Stable customer and load mix
     o    Well placed generation in our regional markets